China Security & Surveillance Technology, Inc.

Second-Quarter 2010 Earnings Conference Call
July 26, 2010





Safe Harbor Statement

This presentation may include certain statements that are not descriptions of historical facts, but are forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as 'will,' 'believes,' 'expects' or similar expressions. Such information is based upon expectations of our management that were reasonable when made but may prove to be incorrect. All of such assumptions are inherently subject to uncertainties and contingencies beyond our control and based upon premises with respect to future business decisions, which are subject to change. We do not undertake to update the forward-looking statements contained in this presentation. For a description of the risks and uncertainties that may cause actual results to differ from the forward-looking statements contained in this presentation, see our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ('SEC'), and our subsequent SEC filings. Copies of filings made with the SEC are available through the SEC's electronic data gathering analysis retrieval system at http://www.sec.gov.

Second Quarter Highlights
Strong Second Quarter with Solid Execution

Continued strong momentum across key growth drivers

Significant profit growth driven by the Installation Segment with higher margin

Continued strong revenue growth

- Year-on-year revenue growth of 18.6%
- Growing demand from corporate and government sectors in China

Encouraging margin expansion and earnings growth

- Year-on-year net income growth of 174.0%
- Year-on-year EPS growth of 76.9%
- Improved operating efficiency

Expansion in key growth areas

- Encourage growth of Security Service segment
- Continued momentum from large-scale government contracts

Revenues
Continued Strong Growth


CSST Revenues
($ in millions)
$141.92
9.4%
14.4%
76.2%
2.0%
8.1%
13.1%
76.8%
Service
Distribution
Manufacturing
Installation
2Q09
2Q10

2Q10 revenues totaled $168.35 million, up 18.6% year-on-year

CSST 2Q10 revenue mix – heavily weighted towards Installation Business

- All four segments experienced healthy growth
- Installation Business recorded yoy growth of 19.6%
- Service segment reported $3.35 million, 2% of total revenues
- Installation Business as a key revenue driver in 2Q10 and the coming few years

Revenue Trends
Government Sector Continues to Gain Momentum

CSST Revenues
($ in millions)


42%
55%
58%
45%
Government
Corporate
2Q09
2Q10

CSST Revenues
($ in millions)


% of Revenues
$14.60
100%
89.7%
$168.35
$127.32
Non-organic
Organic
2Q09
2Q10

Strong execution of integration strategies

Sustainable and healthy growth of organic business



Gross Profit and Margin

Robust Gross Profit Growth


CSST Gross Profit
($ in millions)
Gross Margin
$31.02
$43.36
21.9%
25.8%
2Q09
2Q10

Gross Margin by Segment

	2Q09	2Q10
Installation	21.5%	27.8%
Manufacturing	27.8%	27.3%
Distribution	15.4%	6.3%
Service	--	16.7%
Total	**21.9%**	**25.8%**

Significant gross margin expansion

- Driven by higher margins from large-scale government projects

Operating Expenses
Enhanced Operating Efficiency

CSST Selling and Marketing Expenses
($ in millions)


% of Revenues
$3.07
$3.13
2.1%
1.8%
2Q09
2Q10

CSST General and Admin Expenses
($ in millions)


% of Revenues
$8.15
$7.61
5.7%
4.6%
2Q09
2Q10

**Exclude non-cash employee compensation expenses*

Continued to execute initiatives to increase efficiency

- Percentage of revenues for both selling and marketing expenses and general and admin expenses decreased year-on-year

Non-cash employee compensation expenses totaled $5.05 million in 2Q10 versus $4.36 million in 2Q09

- Granted an aggregate of 568,987 shares of restricted stock pursuant to the Equity Incentive Plan

Income from Operations
Significant Increase in Income from Operations


CSST Income from Operations
(in $ millions)
Operating Margin
$24.56
$12.57
14.6%
8.9%
2Q09
2Q10

Income from operations increased 95.4% and operating margin expanded 570 basis points year-on-year

- Increase in gross margin
- Effective management of operating expenses

Interest Expenses and Income Tax

Cost Savings via Elimination of Non-Cash Interest Expenses


CSST Interest Expenses
(in $ millions)
$6.56
$3.06
2Q09
2Q10

Interest expenses declined year-on-year via elimination of non-cash interest expense related to Citadel notes despite

- An increase in cash interest expense from $1.00 million to $3.06 million year-on-year
- An increase in effective income tax rate from 7.8% to 18.8% year-on-year because of the expiry of income tax exemption period of major subsidiaries

- **Expect to see continuous fluctuation of effective tax rate due to non tax-deductible expenses**
- **Incurred $4.13 million income taxes during 2Q10 compared with $0.55 million for 2Q09**

Net Income and EPS

Terrific Growth in Net Income and EPS


CSST Net Income
(in $ millions)
EPS
Net Margin
$17.01
$0.23
10.6%
$0.13
4.6%
2Q09
2Q10

Net income grew 174.0% year-on-year

- Strong growth across all segments
- Good execution on margin improvement
- Company-wide cost initiatives
- Decrease in non-cash expenses as a result of the restructuring of Citadel convertible notes

EPS grew 76.9% year-on-year despite an increase in the share count from 50.02M shares in 2Q09 to 76.01M shares in 2Q10

Non-Cash Expenses

Significant Reduction in Total Non-Cash Expenses

($ in millions)	2Q09	2Q10
Net Income	**$6.50**	**$17.81**
Non-cash expenses		
Depreciation and amortization	$3.15	$3.26
Non-cash employee Compensation	$4.36	$5.05
Redemption accretion on convertible notes	$5.58	--
Total non-cash expenses	**$13.09**	**$8.31**

($ in dollars)	2Q09	2Q10
Diluted EPS	**$0.13**	**$0.23**
Non-cash expenses		
Depreciation and amortization	$0.06	$0.04
Non-cash employee Compensation	$0.09	$0.07
Redemption accretion on convertible notes	$0.11	--
Total non-cash expenses	**$0.26**	**$0.11**
Share count	**50.02M**	**76.01M**

Backlog

Year-on-year Backlog Growth of 187.0%


CSST Backlog
(in $ millions)
$74.25
$73.26
$192.85
$199.72
$213.12
2Q09
3Q09
4Q09
1Q10
2Q10

Strong backlog growth

- Attributable to large-scale government contracts
- Expect to be realized within the next few quarters
- Exclude framework agreements and Letter of Intents

Balance Sheet Items

($ in millions	Mar 31, 10	Jun 30, 10
Total debt	$205.84	$228.12
Debt ratio	24.6%	23.6%
AR	$300.25	$318.91
DSO	224 days	170 days
Inventory	$73.47	$80.39
Working capital	$291.12	$363.08

Continued to maintain healthy capital structure

- Increase of debt due to additional borrowings from domestic banks

Improved AR collection process

- DSO decreased while AR increased in line with revenue growth
- Continued to monitor AR closely

Cash Position

($ in millions)	1H09	1H10
Net cash from operating activities	$17.76	($56.46)
Net cash from investing activities	($7.44)	($32.30)
Net cash from financing activities	$31.65	$140.51

Cash balance

- $208.07 million at Jun 30, 2010 versus $142.29 million at Mar 31, 2010 and $154.48 million at Dec 31, 2009

Net cash used in operating activities in 1H10 versus net cash from operating activities in 1H09

- Increase in accounts receivable, inventories and advance to suppliers

Net cash used in investing activities in 1H10

- Deposits for acquisitions of subsidiaries

Net cash from financing activities in 1H10

- Issuance of common stock and additional bank loans raised

Corporate Development
Broad-based Improvement Across All Segments

Shift to higher value businesses

Focus on driving internal cost efficiency

Excellent traction from growth initiatives

- Separate reporting of Security Service business, encouraging growth
- Strong momentum in large-scale government projects

Completed public offering of 17.25M shares

- Aggregate purchase price of $69 million at $4 per share, net proceeds of $64.57 million
- Proceeds will be used for general corporate purposes, including future capacity expansion, strategic acquisitions, capital expenditures and research and development expenditures



Financial Outlook
Sharp Focus on High-Growth Initiatives

Capitalize on our business model to expand margin, grow profit, generate cash and return value to shareholders

Continue to focus on large-scale government contracts and ensure efficient project management – focus on safe city and e-city projects amidst the growing demand for surveillance and safety products and services in China

Continue to build recurring service business model – enhance CSST's capabilities in Security Service segment

Enhance cost efficiency – greater collaboration across different subsidiaries

FY2010 Guidance **Revenue: $830 million - $850 million**
Diluted EPS: $1.12 - $1.16*

** based on an average share count on fully diluted basis of approximately 90 million*



China Security & Surveillance Technology, Inc.

Second-Quarter 2010 Earnings Conference Call
July 26, 2010



